Exhibit 21.1

Subsidiaries of Springleaf Holdings, Inc.

As of March 10, 2015	Jurisdiction of Incorporation

AGFC Capital Trust I	Delaware
CommoLoCo, Inc.	Puerto Rico
CREDITHRIFT of Puerto Rico, Inc.	Puerto Rico
Eighteenth Street Funding LLC	Delaware
Eighth Street Funding LLC	Delaware
Eleventh Street Funding LLC	Delaware
Fifteenth Street Funding LLC	Delaware
First Avenue Funding LLC	Delaware
Fourteenth Street Funding LLC	Delaware
Interstate Agency, Inc.	Indiana
Merit Life Insurance Co.	Indiana
Midbrook Funding LLC	Delaware
Midbrook Funding Trust 2013-VFN1	Delaware
MorEquity, Inc.	Nevada
Nineteenth Street Funding LLC	Delaware
Ocean Finance and Mortgages Limited	England and Wales
Ocean Money (II) Limited	England and Wales
Ocean Money Limited	England and Wales
Second Avenue Funding LLC	Delaware
Second Street Funding Corporation	Delaware
Service Bureau of Indiana, Inc.	Indiana
Seventeenth Street Funding LLC	Delaware
Sixteenth Street Funding LLC	Delaware
Sixth Street Funding LLC	Delaware
SpringCastle Acquisition LLC	Delaware
SpringCastle America Funding Trust	Delaware
SpringCastle America Funding, LLC	Delaware
SpringCastle America Trust	Delaware
SpringCastle America, LLC	Delaware
SpringCastle Credit Funding Trust	Delaware
SpringCastle Credit Funding, LLC	Delaware
SpringCastle Credit Trust	Delaware
SpringCastle Credit, LLC	Delaware
SpringCastle Finance Funding Trust	Delaware
SpringCastle Finance Funding, LLC	Delaware
SpringCastle Finance Trust	Delaware
SpringCastle Finance, LLC	Delaware
SpringCastle Holdings, LLC	Delaware
Springleaf Acquisition Corporation	Delaware
Springleaf Asset Holding II, Inc.	Delaware
Springleaf Asset Holding, Inc.	Delaware
Springleaf Asset Holdings, LLC	Delaware
Springleaf Auto Finance, Inc.	Delaware
Springleaf Auto Finance, Inc.	Tennessee
Springleaf Branch Holding Company	Delaware
Springleaf Consumer Loan Holding Company	Delaware
Springleaf Consumer Loan Management Corporation	Delaware
Springleaf Consumer Loan of Pennsylvania, Inc.	Pennsylvania
Springleaf Consumer Loan of West Virginia, Inc.	West Virginia
Springleaf Consumer Loan, Inc.	Delaware
Springleaf Documentation Services, Inc.	California
Springleaf Finance Commercial Corp.	Indiana
Springleaf Finance Corporation	Indiana
Springleaf Finance Foundation, Inc.	Indiana
Springleaf Finance Management Corporation	Indiana
Springleaf Finance, Inc.	Indiana
Springleaf Finance, Inc.	Nevada

165

Subsidiaries of Springleaf Holdings, Inc. (Continued)

As of March 10, 2015	Jurisdiction of Incorporation

Springleaf Financial Cash Services, Inc.	Delaware
Springleaf Financial Asset Holdings, LLC	Delaware
Springleaf Financial Center Thrift Company	California
Springleaf Financial Center, Inc.	Indiana
Springleaf Financial Center, Incorporated	Indiana
Springleaf Financial Funding Company	Delaware
Springleaf Financial Funding Company II	Delaware
Springleaf Financial Funding II Holding Company	Delaware
Springleaf Financial Services of Alabama, Inc.	Delaware
Springleaf Financial Services of America, Inc.	Delaware
Springleaf Financial Services of America, Inc.	Iowa
Springleaf Financial Services of America, Inc.	North Carolina
Springleaf Financial Services of Arizona, Inc.	Arizona
Springleaf Financial Services of Arkansas, Inc.	Delaware
Springleaf Financial Services of Florida, Inc.	Florida
Springleaf Financial Services of Hawaii, Inc.	Hawaii
Springleaf Financial Services of Illinois, Inc.	Illinois
Springleaf Financial Services of Indiana, Inc.	Indiana
Springleaf Financial Services of Louisiana, Inc.	Louisiana
Springleaf Financial Services of Massachusetts, Inc.	Massachusetts
Springleaf Financial Services of New Hampshire, Inc.	Delaware
Springleaf Financial Services of New York, Inc.	New York
Springleaf Financial Services of North Carolina, Inc.	North Carolina
Springleaf Financial Services of Ohio, Inc.	Ohio
Springleaf Financial Services of Pennsylvania, Inc.	Pennsylvania
Springleaf Financial Services of South Carolina, Inc.	South Carolina
Springleaf Financial Services of Utah, Inc.	Utah
Springleaf Financial Services of Washington, Inc.	Washington
Springleaf Financial Services of Wisconsin, Inc.	Wisconsin
Springleaf Financial Services of Wyoming, Inc.	Wyoming
Springleaf Financial Services, Inc.	Delaware
Springleaf Financial Technology, Inc.	Indiana
Springleaf Funding Trust 2013-A	Delaware
Springleaf Funding Trust 2013-B	Delaware
Springleaf Funding Trust 2013-VFN1	Delaware
Springleaf Funding Trust 2014-A	Delaware
Springleaf Funding Trust 2015-A	Delaware
Springleaf General Services Corporation	Delaware
Springleaf Home Equity, Inc.	Delaware
Springleaf Home Equity, Inc.	West Virginia
Springleaf Mortgage Holding Company	Delaware
Springleaf Mortgage Management Corporation	Delaware
Springleaf Mortgage Services of Pennsylvania, Inc.	Pennsylvania
Springleaf Mortgage Services of West Virginia, Inc.	West Virginia
Springleaf Mortgage Services, Inc.	Delaware
Springleaf Properties, Inc.	Indiana
State Financial Services—Springleaf, Inc.	Texas
Sumner Brook Funding LLC	Delaware
Sumner Brook Funding Trust 2013-VFN1	Delaware
Tenth Street Funding LLC	Delaware
Third Street Funding LLC	Delaware
Thrift, Incorporated	Indiana
Twelfth Street Funding LLC	Delaware
Twentieth Street Funding LLC	Delaware
Twenty-First Street Funding LLC	Delaware
Twenty-Second Street Funding LLC	Delaware
Whitford Brook Funding LLC	Delaware
Whitford Brook Funding Trust 2014-VFN1	Delaware
Wilmington Finance, Inc.	Delaware
Yosemite Insurance Company	Indiana

166